Financial Instruments and Fair Value Measurements	12 Months Ended
Sep. 26, 2020
Financial Instruments and Fair Value Measurements [Abstract]
Financial Instruments and Fair Value Measurements
4.  Financial Instruments and Fair Value Measurements

In the normal course of business, the Company is exposed to certain risks arising from business operations and economic factors.  The Company may use derivative financial instruments to help manage market risk and reduce the exposure to fluctuations in interest rates and foreign currencies.  These financial instruments are not used for trading or other speculative purposes.  For those derivative instruments that are designated and qualify as hedging instruments, the Company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge, or a hedge of a net investment in a foreign operation.

To the extent hedging relationships are found to be effective, changes in the fair value of the derivatives are offset by changes in the fair value of the related hedged item and recorded to Accumulated other comprehensive loss. Any identified ineffectiveness, or changes in the fair value of a derivative not designated as a hedge, are recorded to the Consolidated Statements of Income.

Cross-Currency Swaps

The Company is party to certain cross-currency swaps to hedge a portion of our foreign currency risk. The swap agreements mature May 2022 (€250 million), June 2024 (€1,625 million) and July 2027 (£700 million). In addition to the cross-currency swaps, we hedge a portion of our foreign currency risk by designating foreign currency denominated long-term debt as net investment hedges of certain foreign operations.  As of September 26, 2020, we had outstanding long-term debt of €785 million that was designated as a hedge of our net investment in certain euro-denominated foreign subsidiaries. When valuing cross-currency swaps, the Company utilizes Level 2 inputs (substantially observable).

During fiscal 2020, the Company entered into transactions to cash settle existing cross-currency swaps and received proceeds of $281 million. The swap settlement impact has been included as a component of Currency translation within Accumulated other comprehensive loss. Following the settlement of the existing cross-currency swaps, we entered into new cross-currency swaps with matching notional amounts and maturity dates of the original swaps.

Interest Rate Swaps

The primary purpose of the Company’s interest rate swap activities is to manage interest expense variability associated with our outstanding variable rate term loan debt.  When valuing interest rate swaps the Company utilizes Level 2 inputs (substantially observable).

During fiscal 2019, the Company entered into (i) a $400 million interest rate swap transaction that swaps a one-month variable LIBOR contract for a fixed annual rate of 2.533% with an effective date of February 2019 and expiration in July 2023; (ii) a $884 million interest rate swap transaction that swaps a one-month variable LIBOR contract for a fixed annual rate of 1.857%, with an effective date in July 2019 and expiration in June 2024, and (iii) a $473 million interest rate swap transaction that swaps a one-month variable LIBOR contract for a fixed annual rate of 2.050%, with an effective date in July 2019 and expiration in June 2024.

During fiscal 2020, the Company entered into transactions to extend and recoupon its existing interest rate swaps. As of September 26, 2020, the Company effectively had (i) a $450 million interest rate swap transaction that swaps a one-month variable LIBOR contract for a fixed annual rate of 1.398%, with an expiration date in June 2026, (ii) a $1 billion interest rate swap transaction that swaps a one-month variable LIBOR contract for a fixed annual rate of 1.835% with an expiration date in June 2026, (iii) a $400 million interest rate swap transaction that swaps a one-month variable LIBOR contract for a fixed annual rate of 1.916% with an expiration date in June 2026, (iv) an $884 million interest rate swap transaction that swaps a one-month variable LIBOR contract for a fixed annual rate of 1.857%, with an expiration in June 2024, and (v) a $473 million interest rate swap transaction that swaps a one-month variable LIBOR contract for a fixed annual rate of 2.050%, with an expiration in June 2024.

The Company records the fair value positions of all derivative financial instruments on a net basis by counterparty for which a master netting arrangement is utilized. Balances on a gross basis are as follows:

Derivatives Instruments	Hedge Designation	Balance Sheet Location	2020	2019
Cross-currency swaps	Designated	Other assets	$—	$88
Cross-currency swaps	Designated	Other long-term liabilities	270	—
Interest rate swaps	Designated	Other long-term liabilities	226	81

The effect of the Company’s derivative instruments on the Consolidated Statements of Income is as follows:

		Fiscal years ended
Derivatives instruments	Statements of Income Location	September 26, 2020	September 28, 2019	September 29, 2018
Cross-currency swaps (a)	Interest expense, net	$(25)	$(19)	$(5)
Cross-currency swaps (b)	Other expense, net	—	41	—
Foreign exchange forward contracts	Other expense, net	—	99	—
Interest rate swaps	Interest expense, net	32	2	(1)

(a)	Designated
(b)	Not designated

The amortization related to unrealized losses in Accumulated other comprehensive loss is expected to be $5 million in the next 12 months.  The Company’s financial instruments consist primarily of cash and cash equivalents, long-term debt, interest rate swap agreements, cross-currency swap agreements and capital lease obligations.  The fair value of our long-term indebtedness exceeded book value by $26 million as of fiscal 2020, and $77 million as of fiscal 2019.  The Company’s long-term debt fair values were determined using Level 2 inputs as other significant observable inputs were not available.

Non-recurring Fair Value Measurements

The Company has certain assets that are measured at fair value on a non-recurring basis when impairment indicators are present or when the Company completes an acquisition.  The Company adjusts certain long-lived assets to fair value only when the carrying values exceed the fair values. The categorization of the framework used to value the assets is considered Level 3, due to the subjective nature of the unobservable inputs used to determine the fair value.  These assets that are subject to our annual impairment analysis primarily include our definite lived and indefinite lived intangible assets, including goodwill and our property, plant and equipment.  The Company reviews goodwill and other indefinite lived assets for impairment as of the first day of the fourth fiscal quarter each year, and more frequently if impairment indicators exist.  The Company determined goodwill and other indefinite lived assets were not impaired in our annual fiscal 2020, 2019, and 2018 assessments.

Included in the following tables are the major categories of assets and their current carrying values that were measured at fair value on a non-recurring basis in the current year, along with the impairment loss recognized on the fair value measurement for the fiscal years then ended:

	As of the end of fiscal 2020
	Level 1	Level 2	Level 3	Total	Impairment
Indefinite lived trademarks	$—	$—	$248	$248	$—
Goodwill	—	—	5,173	5,173	—
Definite lived intangible assets	—	—	2,249	2,249	—
Property, plant and equipment	—	—	4,561	4,561	2
Total	$—	$—	$12,231	$12,231	$2

	As of the end of fiscal 2019
	Level 1	Level 2	Level 3	Total	Impairment
Indefinite lived trademarks	$—	$—	$248	$248	$—
Goodwill	—	—	5,051	5,051	—
Definite lived intangible assets	—	—	2,532	2,532	—
Property, plant and equipment	—	—	4,714	4,714	8
Total	$—	$—	$12,545	$12,545	$8

	As of the end of fiscal 2018
	Level 1	Level 2	Level 3	Total	Impairment
Indefinite lived trademarks	$—	$—	$248	$248	$—
Goodwill	—	—	2,944	2,944	—
Definite lived intangible assets	—	—	1,092	1,092	—
Property, plant and equipment	—	—	2,488	2,488	—
Total	$—	$—	$6,772	$6,772	$—